UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central and Eastern Europe Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

April 30, 2022

Semiannual Report

to Shareholders

The Central and Eastern Europe Fund, Inc.

Ticker Symbol: CEE

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
20	Notes to Financial Statements
29	Additional Information
31	Privacy Statement

The Central and Eastern Europe Fund, Inc. (“the Fund”) seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe and invests more than 25% of its total assets in the energy sector.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The Central and Eastern Europe Fund, Inc.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. This Fund is non-diversified and can take larger positions in fewer issuers, increasing its potential risk.

The United States, the European Union, the United Kingdom and other countries have imposed sanctions in response to actions taken by the Russian military and other actions in recent years. Russia’s recent military incursions in Ukraine have led to new sanctions being imposed by the United States, the European Union, the United Kingdom and other countries against Russia and certain Russian companies, and the ongoing military incursions by Russia in Ukraine may lead to further sanctions. Recent events, including the announcements of sanctions, and steps taken by Russia’s central bank and certain stock exchanges, have negatively affected the value of many of the Fund’s portfolio investments, particularly its Russian investments (some of which are in companies affected by the sanctions), which have been valued at zero since March 14, 2022 and may continue to do so. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central and Eastern Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio and measures taken since Russia’s invasion of Ukraine have resulted in the freeze of Russian assets held by the Fund and it is not known when or if the situation will improve.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments. In the case of the Fund, Russia’s invasion of Ukraine has materially adversely affected, and may continue to materially adversely affect, the value and liquidity of the Fund’s portfolio.

The Central and Eastern Europe Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For its most recent semiannual period ended April 30, 2022, the Central and Eastern Europe Fund, Inc. (“the Fund”) posted a total return in U.S. dollars (“USD”) of -78.49% based on net asset value (“NAV”) and -62.07% based on market price. The Fund’s benchmark, the MSCI Emerging Markets Eastern Europe Index, returned -83.75% during the same period.1,2 The Fund traded at an average premium to NAV of 1.0% for the period in review, compared with an average discount of 14.68% for the same period a year earlier. For the six months, the Fund’s market price relative to NAV ranged from a premium of 68.27% to a discount of 16.52%.

The six-month period under review proved extraordinarily challenging as share price movements were mostly driven by geopolitics and decoupled from fundamentals. Most notably, performance for the broader market and the Fund was severely impacted by Russia’s invasion of Ukraine on February 24, 2022. The subsequent imposition of sweeping sanctions on Russia and certain Russian issuers and individuals by the United States, European Union and United Kingdom, along with actions taken by the Russian central bank, had the effect of freezing foreign investments in Russian securities and making the Fund’s holdings of Russian equities illiquid. Shortly after the invasion, the London Stock Exchange and the New York Stock Exchange suspended trading in depositary receipts of Russian issuers, and the associated shares lost most of their value prior to the suspension. The Russian stock exchange was closed on

Country Breakdown (As a % of Net Assets)	4/30/22	10/31/21
Poland	52%	11%
Hungary	23%	8%
Czech Republic	7%	1%
Moldova	5%	2%
Austria	4%	—
France	3%	—
United Kingdom	2%	—
Russia	1%	75%
Turkey	—	1%
Cash*	3%	2%
	100%	100%
*	Includes Cash Equivalents and Other Assets and Liabilities, Net.

4	|	The Central and Eastern Europe Fund, Inc.

February 28, 2022 and reopened March 24, 2022 with a ban on sales by non-Russian investors. In view of these developments the Fund’s holdings of Russian securities are currently valued at zero in line with what we believe to be the predominant practice in the market, with the exception of Polymetal International PLC, an Anglo-Russian precious metals mining company registered in the British Crown Dependency of Jersey which has continued to trade on the London Stock Exchange. The Russian Duma adopted a law, which became effective April 27, 2022, prohibiting placement and circulation of depository receipts where underlying assets are Russian local shares. As a result, holders of such depository receipts are generally expected to receive local shares to be held on account in Russia. Due to the frequently changing regulatory and market environment and complexity in processing, no assurance can be given that such exchanges will occur. In addition, delays may occur in processing such exchanges and even where processing can, and ultimately does occur, such processing may involve extensive delays before settlement takes place (please see Note F in the Notes to the Financial Statements).

The Fund’s benchmark provider, MSCI Inc., announced that effective March 9, 2022 it was removing Russian securities from the MSCI Emerging Markets indices after deeming the Russian equity market “uninvestable.” After the removal of Russia from the benchmark, the Fund’s country and sector weightings changed dramatically. Poland is now by far the biggest country in our benchmark universe, followed by Hungary and the Czech Republic (64.7%, 19.3% and 16.0%, respectively, as of April 30, 2022).

Outside of Russia, Poland and Hungary have been among the worst performing markets globally for the six month period, declining by 31.3% (MSCI Poland in USD terms) and 37.4% (MSCI Hungary in USD terms), respectively. Czech equities proved to be much more defensive, delivering

Sector Diversification (As a % of Equity Securities)	4/30/22	10/31/21
Financials	30%	27%
Energy	27%	37%
Consumer Staples	11%	8%
Consumer Discretionary	9%	3%
Communication Services	8%	11%
Materials	6%	11%
Health Care	6%	2%
Utilities	2%	0%
Industrials	1%	—
Information Technology	0%	1%
	100%	100%

The Central and Eastern Europe Fund, Inc.	|	5

a positive return of 15.7% (MSCI Czech Republic in USD terms). Within the Fund’s benchmark as currently constituted, the biggest underperformers were stocks having exposure to Russia, Polish banks and the e-commerce sector, while Czech banks, utilities and some non-Russian energy companies held up the best.

Market Outlook

Visibility is limited with respect to the outlook for Eastern European equities, as there has been little to suggest that a de-escalation of the conflict in Ukraine is imminent. Geographical proximity to Ukraine, dependence on Russia for energy and a weaker growth outlook have been the most significant drivers of underperformance of Eastern European equities in recent months. However, the region’s equities could potentially be a strong beneficiary of any easing of geopolitical risks.

In sector terms, the Fund is underweight financials and overweight energy. While banks appear attractive from the standpoint of valuation and earnings momentum, the potential for asset quality deterioration if growth slows and for unfavorable regulatory developments present risks to the segment. In order to maintain compliance with the Fund’s sector concentration guidelines, which require the Fund to concentrate holdings in the energy sector, and increase portfolio diversification, we initiated

Ten Largest Equity Holdings at April 30, 2022 (59.4% of Net Assets)		Country	Percent
1.	MOL Hungarian Oil & Gas PLC	Hungary	9.7%
2.	Polski Koncern Naftowy ORLEN SA	Poland	7.5%
3.	OTP Bank Nyrt	Hungary	6.8%
4.	Richter Gedeon Nyrt	Hungary	5.9%
5.	Bank Polska Kasa Opieki SA	Poland	5.4%
6.	Purcari Wineries PLC	Moldova	5.4%
7.	Powszechny Zaklad Ubezpieczen SA	Poland	4.9%
8.	KGHM Polska Miedz SA	Poland	4.7%
9.	Moneta Money Bank AS	Czech Republic	4.6%
10.	Powszechna Kasa Oszczednosci Bank Polski SA	Poland	4.5%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The Central and Eastern Europe Fund, Inc.

positions in off-benchmark Western European energy stocks which we believe are attractively valued and have exposure to upstream assets. Within the consumer staples sector, the Fund is overweight Romanian/Moldavian beverage companies, while within consumer discretionary the Fund is overweight a multi-format discount retailer listed in Poland. The Fund remains underweight utilities on the view that valuations in the sector are stretched.

Lastly, on April 22, 2022, the Fund announced that at the Fund’s Annual Meeting of Stockholders to be held on June 23, 2022, stockholders of the Fund will consider a proposal to eliminate the Fund’s current policy that it will concentrate its investments in the energy sector. If the proposed change to the Fund’s concentration policy is approved, the Fund will not invest 25% or more of its total assets in the securities of issuers in any one industry.

Sincerely,

Christian Strenger	Sylwia Szczepek	Hepsen Uzcan
Chairman	Portfolio Manager	Interested Director, President and Chief Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity Index that is designed to capture large- and mid-cap representation across three emerging market countries in Eastern Europe (Czech Republic, Hungary, and Poland). MSCI Inc. is a provider of equity and fixed income market indices. Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets Eastern Europe Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Eastern Europe Index.

[2]

Emerging markets and countries of various sizes (in Europe as well as around the world) are defined as “emerging” (as opposed to “developed”) because they have embarked on economic development and political and economic reform programs, and have begun to open up their markets and “emerge” onto the global scene. Emerging Europe makes up the European portion of the emerging markets.

The Central and Eastern Europe Fund, Inc.	|	7

Performance Summary	April 30, 2022 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/22

	6-Month‡	1-Year	5-Year		10-Year
Net Asset Value(a)	(78.49)%	(73.56)%	(18.61)%		(11.49)%
Market Price(a)	(62.07)%	(51.18)%	(8.67)%		(6.58)%
MSCI Emerging Markets Eastern Europe Index(b)	(83.75)%	(79.32)%	(22.57)%		(13.21)%
Blended Index	(83.75)%	(79.32)%	(22.20)%	(c)	(13.72)%	(c)

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into

8	|	The Central and Eastern Europe Fund, Inc.

account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2022 was 1.33%.

[b]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity index that is designed to capture large and mid cap representation across three emerging markets countries in Eastern Europe (Czech Republic, Hungary, and Poland).

Effective March 9, 2022, MSCI Inc. removed Russian securities from the MSCI Emerging Markets Eastern Europe Index.

[c]

Blended Index represents: MSCI Emerging Markets Europe Index from May 1, 2012 through February 29, 2016; MSCI Emerging Markets Europe ex Greece Index from March 1, 2016 through July 31, 2017; and MSCI Emerging Markets Eastern Europe Index since August 1, 2017.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 4/30/22	As of 10/31/21
Net Asset Value	$7.27	$35.19
Market Price	$11.41	$31.32

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/22:
Income Distribution	$0.95

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The Central and Eastern Europe Fund, Inc.	|	9

Schedule of Investments	as of April 30, 2022 (Unaudited)

	Shares	Value ($)
Poland 51.9%
Common Stocks

Banks 12.6%

Bank Polska Kasa Opieki SA	110,000	2,428,311

Powszechna Kasa Oszczednosci Bank Polski SA*	275,000	2,032,471

Santander Bank Polska SA	20,000	1,219,111

		5,679,893

Construction & Engineering 0.5%
Budimex SA	5,000	229,766

Diversified Telecommunication Services 2.9%
Orange Polska SA*	853,511	1,302,386

Entertainment 2.3%
CD Projekt SA†	38,000	1,035,578

Food & Staples Retailing 4.9%

Dino Polska SA 144A*	22,500	1,460,196

Eurocash SA	289,817	776,884

		2,237,080

Insurance 4.9%
Powszechny Zaklad Ubezpieczen SA	320,000	2,212,962

Internet & Direct Marketing Retail 3.6%
Allegro.eu SA 144A*†	310,000	1,608,553

Media 2.2%
Cyfrowy Polsat SA	185,000	1,009,326

Metals & Mining 4.7%
KGHM Polska Miedz SA	65,000	2,122,350

Oil, Gas & Consumable Fuels 9.8%

Polski Koncern Naftowy ORLEN SA	200,000	3,393,328

Polskie Gornictwo Naftowe i Gazownictwo SA	750,000	1,052,531

		4,445,859

Textiles, Apparel & Luxury Goods 3.5%
LPP SA	750	1,588,933
Total Poland (Cost $28,128,866)		23,472,686

Hungary 23.3%
Common Stocks

Banks 6.8%
OTP Bank Nyrt*	101,478	3,053,756

Diversified Telecommunication Services 0.9%
Magyar Telekom Telecommunications PLC (ADR)	390,433	422,645

Oil, Gas & Consumable Fuels 9.7%
MOL Hungarian Oil & Gas PLC	515,985	4,396,562

The accompanying notes are an integral part of the financial statements.

10	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)

Pharmaceuticals 5.9%
Richter Gedeon Nyrt	133,475	2,659,161
Total Hungary (Cost $10,462,268)		10,532,124

Czech Republic 6.8%
Common Stocks

Banks 4.6%
Moneta Money Bank AS 144A	553,432	2,075,311

Electric Utilities 2.2%
CEZ AS	22,861	980,709
Total Czech Republic (Cost $2,570,434)		3,056,020

Moldova 5.4%
Common Stocks

Beverages 5.4%
Purcari Wineries PLC (Registered) (Cost $2,681,135)	1,170,000	2,425,917

Austria 3.5%
Common Stocks

Oil, Gas & Consumable Fuels 3.5%
OMV AG (Cost $1,382,735)	30,500	1,579,316

France 3.3%
Common Stocks

Oil, Gas & Consumable Fuels 3.3%
TotalEnergies SE (Cost $1,489,606)	30,000	1,494,105

United Kingdom 2.0%
Common Stocks

Multiline Retail 2.0%
Pepco Group NV 144A (Cost $1,015,841)*	95,000	894,082

Russia 1.0%
Common Stocks

Banks 0.0%

Sberbank of Russia PJSC (a)	2,400,000	0

Sberbank of Russia PJSC (ADR) (a)	300,000	0

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	11

	Shares	Value ($)

TCS Group Holding PLC (GDR) (Registered)* (a)	87,331	0

		0

Chemicals 0.0%
PhosAgro PJSC (GDR) (Registered)* (a)	90,000	0

		0

Food & Staples Retailing 0.0%

Magnit PJSC (GDR) (Registered) (a)	319,550	0

X5 Retail Group NV (GDR) (Registered) (a)	137,884	0

		0

Interactive Media & Services 0.0%
Yandex NV "A" * (a)	188,000	0

Internet & Direct Marketing Retail 0.0%
Ozon Holdings PLC (ADR)* (a)	60,000	0

IT Services 0.0%
Softline Holding PLC (GDR) 144A* (a)	172,164	0

Metals & Mining 1.0%

Alrosa PJSC (a)	1,670,000	0

Magnitogorsk Iron & Steel Works PJSC (GDR) (Registered) (a)	74,569	0

MMC Norilsk Nickel PJSC (ADR) (a)	50,000	0

Polymetal International PLC	150,000	467,234

Polyus PJSC (GDR) (Registered) (a)	20,000	0

		467,234

Multiline Retail 0.0%
Fix Price Group Ltd. (GDR) (Registered) (a)	125,000	0

Oil, Gas & Consumable Fuels 0.0%

Gazprom PJSC (ADR) (a)	2,500,000	0

Lukoil PJSC (ADR) (a)	209,500	0

Novatek PJSC (GDR) (Registered) (a)	37,500	0

Tatneft PJSC (ADR)† (a)	100,000	0

		0

Wireless Telecommunication Services 0.0%
Mobile Telesystems PJSC (ADR) (a)	250,000	0
Total Russia (Cost $68,509,696)		467,234

Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.26% (Cost $1,341,332) (b) (c)	1,341,332	1,341,332

The accompanying notes are an integral part of the financial statements.

12	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)

Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 0.32% (Cost $1,161,127) (c)	1,161,128	1,161,127

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $118,743,040)	102.7	46,423,943
Other Assets and Liabilities, Net	(2.7)	(1,204,756)

Net Assets	100.0	45,219,187

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2022 are as follows:

Value ($) at 10/31/2021	Purc- hases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2022	Value ($) at 4/30/2022
Securities Lending Collateral 3.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.26% (b) (c)
12,146,440	—	10,805,108	(d)	—	—	12,400	—	1,341,332	1,341,332
Cash Equivalents 2.5%
DWS Central Cash Management Government Fund, 0.32% (c)
2,928,418	34,871,208	36,638,499		—	—	3,068	—	1,161,128	1,161,127
15,074,858	34,871,208	47,443,607		—	—	15,468	—	2,502,460	2,502,459

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2022 amounted to $1,005,287, which is 2.2% of net assets.

(a)	Investment was valued using significant unobservable inputs.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2022.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt (See Note F in the Notes to the Financial Statements)

GDR: Global Depositary Receipt (See Note F in the Notes to the Financial Statements)

PJSC: Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub- group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)
Poland	$23,472,686	$—	$—	$23,472,686
Hungary	10,532,124	—	—	10,532,124
Czech Republic	3,056,020	—	—	3,056,020
Moldova	2,425,917	—	—	2,425,917
Austria	1,579,316	—	—	1,579,316
France	1,494,105	—	—	1,494,105
United Kingdom	894,082	—	—	894,082
Russia	467,234	—	0	467,234
Short-Term Instruments (e)	2,502,459	—	—	2,502,459
Total	$46,423,943	$—	$0	$46,423,943

(e) See Schedule of Investments for additional detailed categorizations.

During the period ended April 30, 2022, the amount of transfers between Level 1 and Level 3 was $151,222,499. The investments were transferred from Level 1 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

14	|	The Central and Eastern Europe Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2022 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $116,240,581) — including $1,005,287 of securities loaned	$43,921,484
Investment in DWS Central Cash Management Government Fund (cost $1,161,127)	1,161,127
Investment in DWS Government & Agency Securities Portfolio (cost $1,341,332)*	1,341,332
Foreign currency, at value (cost $59,731)	57,131
Dividends receivable	157,494
Foreign taxes recoverable	80,120
Interest receivable	1,711
Other assets	29,289
Total assets	46,749,688

Liabilities
Payable upon return of securities loaned	1,341,332
Payable for Directors’ fees and expenses	19,446
Investment advisory fee payable	15,619
Administration fee payable	8,331
Accrued expenses and other liabilities	145,773
Total liabilities	1,530,501
Net assets	$45,219,187

Net Assets Consist of
Distributable earnings (loss)	(134,200,074)
Paid-in capital	179,419,261
Net assets	$45,219,187

Net Asset Value

Net assets value per share ($45,219,187 ÷ 6,220,022 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$7.27

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	15

Statement of Operations

for the six months ended April 30, 2022 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $367,087)	$1,806,155
Income distributions — DWS Central Cash Management Government Fund	3,068
Securities lending income, net of borrower rebates	12,400
Total investment income	1,821,623
Expenses:

Investment advisory fee	498,530
Administration fee	145,091
Custody and accounting fee	69,089
Services to shareholders	5,400
Reports to shareholders and shareholder meeting expenses	19,955
Directors’ fees and expenses	104,083
Legal fees	88,177
Audit and tax fees	33,786
NYSE listing fee	11,771
Insurance	13,372
Miscellaneous	13,927
Total expenses before expense reductions	1,003,181
Expense reductions	(69,948)
Total expenses after expense reductions	933,233
Net investment income	888,390

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(12,663,915)
Foreign currency	14,815
Net realized gain (loss)	(12,649,100)
Change in net unrealized appreciation (depreciation) on:

Investments	(156,511,602)
Foreign currency	(3,564)
Change in net unrealized appreciation (depreciation)	(156,515,166)
Net gain (loss)	(169,164,266)
Net increase (decrease) in net assets resulting from operations	$(168,275,876)

The accompanying notes are an integral part of the financial statements.

16	|	The Central and Eastern Europe Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021

Operations:

Net investment income (loss)	$888,390	$5,775,414
Net realized gain (loss)	(12,649,100)	3,329,248
Change in net unrealized appreciation (depreciation)	(156,515,166)	81,142,288
Net increase (decrease) in net assets resulting from operations	(168,275,876)	90,246,950
Distributions to shareholders	(5,946,582)	(6,009,867)
Fund share transactions:

Net proceeds from reinvestment of distributions	809,755	864,055
Shares repurchased	(2,948,076)	(8,334,633)
Net increase (decrease) in net assets from Fund share transactions	(2,138,321)	(7,470,578)
Total increase (decrease) in net assets	(176,360,779)	76,766,505
Net assets at beginning of period	221,579,966	144,813,461

Net assets at end of period	$45,219,187	$221,579,966

Other Information
Shares outstanding at beginning of period	6,297,200	6,580,533
Shares issued from reinvestment of distributions	34,858	36,305
Shares repurchased	(112,036)	(319,638)

Shares outstanding at end of period	6,220,022	6,297,200

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	17

Financial Highlights

	Six Months Ended 4/30/22	Years Ended October 31,
	(Unaudited)	2021	2020	2019	2018	2017

Per Share Operating Performance
Net asset value, beginning of period	$35.19	$22.01	$31.60	$26.98	$27.58	$22.08
Income (loss) from investment operations:

Net investment income (loss)[a]	.14	.90	1.00 [c]	1.32	1.01 [d]	.53 [e]
Net realized and unrealized gain (loss) on investments and foreign currency	(27.16)	13.01	(9.21)	4.24	(1.24)	5.08
Total from investment operations	(27.02)	13.91	(8.21)	5.56	(.23)	5.61
Less distributions from:

Net investment income	(.95)	(.92)	(1.46)	(1.01)	(.56)	(.32)
Dilution in net asset value from dividend reinvestment	(.02)	(.02)	(.03)	(.03)	(.01)	(.02)
Increase resulting from share repurchases	.07	.21	.11	.10	.20	.23
Net asset value, end of period	$7.27	$35.19	$22.01	$31.60	$26.98	$27.58
Market value, end of period	$11.41	$31.32	$18.33	$27.34	$22.96	$24.52

Total Investment Return for the Period[b]
Based upon market value (%)	(62.07)**	77.46	(29.42)	23.97	(4.49)	30.92
Based upon net asset value (%)	(78.49)**	65.86	(26.61)	21.90	(.18)	26.78

The accompanying notes are an integral part of the financial statements.

18	|	The Central and Eastern Europe Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 4/30/22		Years Ended October 31,
	(Unaudited)		2021	2020		2019	2018		2017

Ratios to Average Net Assets
Total expenses before expense reductions (%)	1.43	*	1.18	1.24		1.29	1.30		1.37
Total expenses after expense reductions (%)	1.33	*	1.18	1.24		1.29	1.30		1.37
Net investment income (%)	.63	**	2.95	3.71	[c]	4.59	3.62	[d]	2.15	[e]
Portfolio turnover (%)	20	**	31	43		32	119		126
Net assets at end of period ($ thousands)	45,219		221,580	144,813		212,094	184,630		199,406

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share includes $258,629 of non-recurring foreign dividend reclaims and $5,373 of non-recurring related interest amounting to $0.04 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 3.57%.

[d]

Net investment income per share includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest amounting to $0.19 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 2.94%.

[e]

Net investment income per share includes $332,075 of non-recurring foreign dividend reclaims amounting to $0.05 per share. Excluding these non-recurring reclaims, the net investment income ratio would have been 1.97%.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	19

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The Central and Eastern Europe Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the

20	|	The Central and Eastern Europe Fund, Inc.

holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.08% annualized effective rate as of April 30, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either

The Central and Eastern Europe Fund, Inc.	|	21

in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2022, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

22	|	The Central and Eastern Europe Fund, Inc.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2021, the Fund had a net tax basis capital loss carryforward of approximately $49,648,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($9,928,000) and long-term losses ($39,720,000).

At April 30, 2022, the aggregate cost of investments for federal income tax purposes was $118,743,040. The net unrealized depreciation for all investments based on tax cost was $72,319,097. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $5,467,608 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $77,786,705.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH (“DWSI”). The Fund also has an Administration

The Central and Eastern Europe Fund, Inc.	|	23

Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWSI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWSI, DWSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWSI with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million. In addition, DWSI has agreed to implement a temporary partial fee waiver. Effective February 24, 2022, the fee payable by the Fund to DWSI was reduced by 50% until further notice by DWSI to the Fund. Until its termination, this new 50% waiver will be applied in a manner that incorporates DWSI’s existing voluntary waiver of 10 basis points, which commenced on January 1, 2022 and lasts until December 31, 2022.

Accordingly, for the six months ended April 30, 2022, the fee pursuant to the Investment Advisory Agreement aggregated $498,530, of which $69,948 was waived resulting in an annualized rate of 0.61% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended April 30, 2022, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $4,500, of which $755 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $4,700, of which all is unpaid.

24	|	The Central and Eastern Europe Fund, Inc.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended April 30, 2022, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2022 were $26,239,640 and $31,360,657, respectively.

E. Investing in Emerging Markets in Central and Eastern Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The United States, the European Union, the United Kingdom and other countries have imposed sanctions on Russia in response to Russian military and other actions in recent years. Russia’s recent military incursions in Ukraine have led to new sanctions being imposed by the United States, the European Union, the United Kingdom and other countries against Russia and certain Russian companies, and the ongoing military incursions by Russia in Ukraine may lead to further sanctions. Recent events, including the announcements of sanctions, and steps taken by Russia’s central bank and certain stock exchanges, have negatively affected the value of many of the Fund’s portfolio investments,

The Central and Eastern Europe Fund, Inc.	|	25

particularly its Russian investments (some of which are in companies affected by the sanctions), which have been valued at zero since March 14, 2022 and may continue to do so. The various sanctions have adversely affected, and may continue to adversely affect, not only Russian individuals, Russian issuers and the Russian economy, but also the economies of many countries in Europe, including Central and Eastern Europe. Russia’s military incursions in the Ukraine and the resulting sanctions have adversely affected, and may continue to adversely affect, global energy and financial markets, potentially affecting the value of the Fund’s investments even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The continuation of current sanctions or the imposition of additional sanctions may further materially adversely affect the value and liquidity of the Fund’s portfolio, and measures taken since Russia’s invasion of Ukraine have resulted in the freeze of Russian assets held by the Fund and it is not known when or if this situation will improve. The severity and duration of Russia’s military actions, resulting sanctions and resulting market disruptions are impossible to predict, but they could be substantial.

F. Depository Receipts for Shares of Russian Companies

On April 16, 2022, the Russian Federation adopted Federal Law No.114-FZ which relates to the mandatory termination by Russian incorporated issuers of depository receipt (“DR”) programs (the “DR Law”). The DR Law was effective on April 27, 2022 (“Effective Date”). The DR Law provides for the mandatory termination of DR programs by all Russian incorporated issuers unless an express permission is obtained from the relevant Russian authority to retain the DR program. Although the Fund understands that certain Russian issuers have requested and received permission from the Russian government to continue certain of their DR arrangements, it understands that others have requested such permission and that their requests were denied. No assurance can be given that Russian issuers will apply for such permission or that they would receive such permission if they so apply. It is currently expected that the termination of DR programs will be in accordance with the applicable DR documentation, and, in general, it is expected that DR holders will be entitled to obtain the local shares underlying their DRs. Since the Effective Date, all voting and dividend rights attached to the shares underlying outstanding DRs have been suspended. Under the DR Law, DR holders that held DRs as of the Effective Date might be able, after receiving delivery of the underlying local shares, to claim unpaid dividends if they follow the procedure set out by the Russian Joint-Stock Companies Law for “unclaimed dividends”. No assurance can be given that such procedures will be available to former DR holders or that the Russian authorities will not impose additional restrictions on the ability of foreign shareholders to claim dividends or that such dividends will be paid. The Fund intends to seek to exchange DRs held by it for underlying local

26	|	The Central and Eastern Europe Fund, Inc.

shares to the extent the issuer of the underlying shares terminates a DR program. Due to the frequently changing regulatory and market environment and complexity in processing, no assurance can be given that such exchanges will occur. In addition, delays may occur in processing such exchanges and even where processing can, and ultimately does occur, such processing may involve extensive delays before settlement takes place.

G. Capital

During the six months ended April 30, 2022 and the year ended October 31, 2021, the Fund purchased 112,036 and 319,638 of its shares of common stock on the open market at a total cost of $2,948,076 and $8,334,633 ($26.31 and $26.08 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.33% and 14.02%, respectively.

During the six months ended April 30, 2022 and the year ended October 31, 2021, the Fund issued for dividend reinvestment 34,858 and 36,305 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 15.33% and 15.18%, respectively.

H. Share Repurchases

On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 667,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 336,900 shares between August 1, 2020 and July 31, 2021. On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 638,580 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 167,536 shares between August 1, 2021 and April 30, 2022.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

I. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares

The Central and Eastern Europe Fund, Inc.	|	27

outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2022, there were four shareholders that held approximately 20%, 11%, 10% and 5% respectively, of the outstanding shares of the Fund.

J. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

28	|	The Central and Eastern Europe Fund, Inc.

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) GERMANY ((800) 437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) GERMANY ((800) 437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.

The Central and Eastern Europe Fund, Inc.	|	29

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

Tel.: 1-800-GERMANY (1-800-437-6269) (in the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

30	|	The Central and Eastern Europe Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The Central and Eastern Europe Fund, Inc.	|	31

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2021

32	|	The Central and Eastern Europe Fund, Inc.

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) (in the U.S.) for shareholder reports.

CEE-3

(R-027581-11 6/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	28,300	$ 29.07	28,300	554,780
December 1 through December 31	33,700	$ 26.79	33,700	521,080
January 1 through January 31	27,205	$ 24.59	27,205	493,875
February 1 through February 28	22,831	$ 24.25	22,831	471,044
March 1 through March 31	0	n/a	0	471,044
April 1 through April 30		n/a	0	471,044

Total	112,036	$ 26.08	112,036

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 638,580 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 167,536 shares between August 1, 2021 and April 30, 2022.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central and Eastern Europe Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2022